Exhibit 10.2

EXECUTIVE DEFERRED COMPENSATION PLAN
ADOPTION AGREEMENT

     Adoption and Effective Date of the Plan

Before completing this document, you should consult with an attorney or other expert advisor as to the legal and tax effects of adopting this Plan.			BY THIS AGREEMENT, the Lead Employer hereby … [check one]:
	A.		adopts a new nonqualified deferred compensation plan with an original Effective Date of December 31, 2004.

All Capitalized terms used in this Adoption Agreement shall have the meanings set forth in the accompanying Basic Plan Document.	B.		amends/restates its existing nonqualified deferred compensation plan, effective as of [complete 1 and 2]:

		1.	Amendment/Restatement Effective Date: _______________________, 20____.

		2.	Original Plan Effective Date: ________________________________, 20____.

1     Employer and Plan Information

Employer Information
(Plan § 2.13)

Under the Plan, “Employer” includes the Lead Employer named above and any affiliates of the Lead Employer that also adopt the Plan (called “Participating Employers”). Provide the Lead Employer’s full legal name, address of principal place of business, IRS Employer ID Number, and e-mail address, if any.
A.
NCO Financial Systems, Inc.

Lead Employer Name

507 Prudential Road

Street

	Horsham	PA	19044

	City	State	ZIP

	23-1670927	george.huyler@ncogroup.com

	Employer Identification Number	e-mail Address

Participating Employers (Plan §2.13)	B.	The Participating Employers that will adopt the Plan in addition to the Lead Employer are … [check one]:

Enter the names of any Participating Employers that will be adopting the Plan. An entity will cease to be a Participating Employer as soon as it ceases to be a member of a “controlled group” with the Lead Employer.	1.	N/A – there are no other Participating Employers.

	2.	… the following entities affiliated with the Lead Employer [complete]:

	NCO Portfolio Management	52-2300752

	Name	Employer ID Number

	RMH	23-2250564

	Name	Employer ID Number

	Name	Employer ID Number

[Attach additional sheet if necessary.]

Name of Plan (Plan §2.17)	C.	The name of the Plan is [enter full legal name]:

The name of the Plan should include the name of the Lead Employer.		NCO Group Deferred Compensation Plan

Associated Plan (Plan §2.3)	D.	The full legal name of the Associated Plan is … [complete if the Plan relies on a qualified plan for any definition, benefit determination, or other purpose]:

Some of the provisions of the Plan may be defined by reference to the qualified 401(k) or other retirement plan you specify here, called the “Associated Plan.”		NCO Group 401(k) Retirement Plan

Plan Administrator (Plan § 7.1)	E.	The Plan Administrator is [check one]:

The Plan Administrator is the business, committee, individual or other entity that oversees the operation of the Plan and has complete discretionary control, authority and legal responsibility to administer all aspects of the Plan and to interpret and decide all matters under the Plan.  If no Plan Administrator is specified, the Lead Employer automatically will be the Plan Administrator.
the Lead Employer.

the same as the plan administrator of the Associated Plan.

a Committee consisting of the following individuals [complete]:

Name Title

Name Title

Name Title

the following other individual or entity [complete]:

Plan Year (Plan §2.19)	F.	The Plan Year of the Plan is the twelve-consecutive-month period ending on the last day of the month of …

Plan Year means the 12-month period with regard to which all Plan calculations and operations are performed (including, if applicable, a short Plan Year when the Plan is first established). Please specify the last month of the Plan Year, and provide information on a short Plan Year or amended Plan Year, if any.		December in each year, and [check one, if applicable] …

the first Plan Year is a short year that begins on the Original Effective Date and ends on … [complete]: 12/31/04 the Plan Year has been amended. The last Plan Year before the amendment ended on … [complete]:

and the short Plan Year resulting from the amendment began on the next day and ended on … [complete]:

2   Eligibility to Participate

Covered Employment (Plan §2.11)	A.	Covered Employment includes only employment with a Participating Employer as … [check one]:

You must define a “select group of management or highly compensated employees” who will be eligible for the Plan.		1.	… an employee who is expected to have compensation in excess of the limit under Code §401(a)(17) for the Plan Year.

		2.	… an executive designated as eligible to participate in the Plan, by… [check one]:

CAUTION:  In order to preserve the exemption of the Plan from most of the provisions of ERISA, you should consult with an attorney or other expert advisor in choosing the “select group” of employees that is to be covered.
… the Plan Administrator.

… the Lead Employer’s Board of Directors or a committee of the Board of Directors.

		3.	… the following [describe in detail the covered class of employees, either by name or by category(ies) of employment]:

Required Age and Service (Plan §3.1)	B.	In order for an Employee to participate in the Plan, he or she must be in Covered Employment and must also have … [check one]:

You may require employees to attain a certain age or to complete a certain period of employment in order to become eligible to participate in the Plan.		1.	… attained age 21and completed 0 Years of Service.

		2.	… met the age and service requirements for participation in the Associated Plan.

		3.	N/A – there is no age or service requirement.

3   Employee Deferrals

Employee Deferrals (Plan §4.1)	A.	Employee Deferrals … [check one]:

Please indicate whether Employee Deferrals will be allowed under the Plan.		… will be allowed under the Plan.

… will not be allowed under the Plan. [If checked, skip to Section 5.]

Limitations (Plan §4.1)	B.
Employee Deferrals will be allowed, by means of pay reduction, in any whole percentage or whole dollar amount of Compensation, subject to the following limitations upon each Participant … [check all that apply]:

You may choose to impose limits on the amount or type of Employee Deferrals. Also, if bonuses are not excluded for purposes of measuring Employee Deferrals, you may make them subject to a different percentage limit.		1.	N/A – no maximum is imposed on Employee Deferrals.

		2.	A Participant may defer no more than __ % of his or her Compensation in a Plan Year … [check if applicable]:

except that a Participant may defer up to ________ % of his or her bonus Compensation (if not excluded from Compensation under 3.C.2, below) in a Plan Year.

		3.	A Participant may defer no more than $___________ in each Plan Year.

		4.	The Plan Administrator may from time to time specify limits on Employee Deferrals for each Plan Year, in its sole discretion.

		5.	A Participant may defer up to the IRC 402(g) limit in effect, less amounts contributed to the Associated Plan.

Compensation	C.	For purposes of calculating Employee Deferrals, Compensation … [check one]:
(Plan §2.8)

Indicate the definition of Compensation for purposes of calculating Employee Deferrals. If the Plan is meant to reflect the provisions of an Associated Plan, you may want to select the same definition contained in that plan. Compensation always includes elective deferrals under the Associated Plan, Employee Deferrals under this Plan, and amounts deferred under any “cafeteria plan” described in Code section 125.		1.	… has the same definition as compensation for purposes of making §401(k) elective deferrals under the Associated Plan (before application of the dollar limit under section 401(a)(17) of the Code).

		2.	… means the Participant’s total earnings for federal income tax withholding purposes, but excluding …[check each that applies]:
			bonuses.

			commissions.

			severance pay paid at or prior to termination of employment.

			other [specify in detail]:

4   Matching Credits

Matching Credits (Plan §4.2)	A.	Matching Credits … [check one]:

will
If you allow Employee Deferrals in Section 3.A, indicate whether the Plan will add Matching Credits based on those Employee Deferrals and the method of calculating those Credits.
will not [if checked, skip to Section 5]

… be added to each Participant’s Account, in an amount based on the amount of the Participant’s Employee Deferrals for the Plan Year and calculated as follows.

Matching Credit Formula	B.		Matching Credits will be … [check one]:
(Plan §4.2)

If you allow Matching Credits, indicate how the amount of the Credits will be determined.		1.	… based on the percentage of Compensation elected as Employee Deferrals for the Plan Year, according to the following schedule [complete the schedule]:
			The Matching Credit will be		… of Employee Deferrals (expressed as a percentage of Compensation

			_______ %	of the first	__________%

			_______ %	of the next	__________%

			_______ %	of the next	__________%

		2.	… based on the dollar amount contributed as Employee Deferrals for the Plan Year, according to the following schedule [complete the schedule]:

			The Matching Credit will be:		… of the Employee Deferrals (expressed as a dollar amount of Compensation)

			_______ %	of the first	$__________

			_______ %	of the next	$__________

			_______ %	of the next	$__________

		3.	… determined annually for each Plan Year by the Employer, in its absolute and sole discretion, and allocated to Participants in proportion to their Employee Deferrals for the Plan Year.

Annual Matching Credit Limitation (Plan §4.2)	C.		Notwithstanding any formula chosen above, the Matching Credits received by a Participant for a Plan Year under the Plan may in no event exceed … [check one and complete as necessary]:

You may also choose to limit the amount of Matching Credits to a certain percentage of Compensation or dollar amount for the Plan Year, regardless of the total that would otherwise be credited under the Matching Credit formula chosen in B.1 or B.2.		1.	N/A – there is no maximum imposed on Matching Credits other than the maximum resulting under the Matching Credit formula selected above.

		2.	$__________________ per Plan Year.

		3.	________% of the Participant’s Compensation for the Plan Year.

Requirements to Receive Matching Credits (Plan §4.2)	D.		A Participant will receive the Matching Credits described above only if he or she … [check one]:

		1.	N/A – there is no employment or service requirement to receive Matching Credits.
You may provide that a Participant will only receive the Matching Credits provided above if he or she meets the employment and/or service requirement(s) you choose. Or, you may provide that there is no service or last-day requirement at all (D.1).

		2.	… is an employee on the last day of the Plan Year.

		3.	… has completed at least one-half Year of Service during the Plan Year.

		4.	… either is an employee on the last day of the Plan Year or has completed at least one-half Year of Service during the Plan Year.

		5.	… both is an employee on the last day of the Plan Year and has completed at least one-half Year of Service during the Plan Year.
You can also choose to have the plan waive the employment and/or service requirement(s) in the event of the Participant’s termination of employment because of death, disability, or retirement.
[If any of 2 through 5 is checked, check here if applicable]:

However, neither the last-day employment requirement nor the one-half Year of Service requirement will apply in any case, if a Participant’s employment terminated during the Plan Year by reason of the Participant’s death, disability, or retirement after Normal Retirement Age.

In the event of a short Plan Year, the requisite one-half Year of Service, if any, will be proportionately reduced.

5   Supplemental Credits

Supplemental Credits (Plan §4.3)	A.		Supplemental Credits, without regard to whether any Employee Deferrals have been made by a Participant for the Plan Year, … [check one]:

These are additions made to the accounts of Participants by the Employer that are similar to profit-sharing contributions under a qualified plan.  Indicate whether the Plan will permit Supplemental Credits to be given by the Employer.
… will be allowed under the Plan.

… will not be allowed under the Plan. [If checked, skip to Section 6.]

Supplemental Credits Formula (Plan §4.3)	B.		Supplemental Credits will be added by the Employer to the Accounts of Participants entitled to receive them for each Plan Year … [check one]:

Supplemental Credits can be determined pursuant to a fixed formula (i.e., a certain dollar amount or a certain percentage of Compensation for each Plan Year), or they can be left in the discretion of the Plan Administrator each year.		1.
in an amount determined for each Plan Year by the Employer, in its discretion, and credited to the Accounts of such Participants in proportion to their Compensation (as defined in C., below) for the Plan Year.

		2.	in an amount for each such Participant equal to … [check one]:

a. $___________________ for the Plan Year.

b. ________% of his or her Compensation for the Plan Year.

3.
on an excess basis, in an amount for each such Participant who participates in the Associated Plan, equal to the Employer profit-sharing contributions that would have been made to the Associated Plan on that Participant’s behalf under all the terms of the Associated Plan, but which were prohibited by the Internal Revenue Code limit on plan compensation provided in Code §401(a)(17) ($200,000 for the 2002 Plan Year) and/or by the limit on annual additions provided in Code §415 (the lesser of $40,000 or 100 percent of compensation for the 2002 Plan Year).

Compensation (Plan §2.8)	C. Compensation. For purposes of allocating discretionary Supplemental Credits for a Plan Year in accordance with B.1, above, Compensation … [check one]:

For a Supplemental Credits formula other than a fixed dollar amount or an “excess” Credit, a definition of Compensation should be selected for purposes of allocating such Credits. Compensation always includes elective deferrals under the Associated Plan, Employee Deferrals under this Plan, and amounts deferred and excluded from income under any “cafeteria plan” described in Code §125.	1.
… has the same definition as compensation for purposes of allocating employer profit-sharing contributions under the Associated Plan (before application of the dollar limit under section 401(a)(17) of the Code).

	2.	… total earnings for federal income tax withholding purposes, but excluding…[check each that applies]:

		bonuses.

		commissions.

		severance pay paid at or prior to termination of service.

		other [specify in detail]:

Requirements to Receive Supplemental Credits (Plan §4.3)	D.	A Participant will receive the Supplemental Credits described above only if he or she … [check one]:

	1.	N/A – there is no employment or service requirement to receive Supplemental Credits.
You may provide that a Participant will only receive Supplemental Credits if he or she meets the employment and/or service requirement(s) you choose.  Or, you may provide that there is no service or last-day requirement at all (D.1).

	2.	… is an Employee on the last day of the Plan Year.

	3.	… has completed at least one-half Year of Service during the Plan Year.

	4.	… either is an employee on the last day of the Plan Year or has completed at least one-half Year of Service during the Plan Year.

	5.	… both is an employee on the last day of the Plan Year and has completed at least one-half Year of Service during the Plan Year.
You may also choose to have the plan waive any employment and/or service requirement(s) in the event of the Participant’s termination of employment because of death, disability, or retirement.
[If any of 2 through 5 is checked, check here if applicable]:

However, neither the last-day employment requirement nor the one-half Year of Service requirement will apply in any case, if a Participant’s employment terminated during the Plan Year by reason of the Participant’s death, disability, or retirement after Normal Retirement Age.

You may also provide that, regardless of eligibility of employees for other components of the Plan, Supplemental Credits will only be received by the group of Participants you specifically describe (D.6).	6.	… is in the classification of Participants described as follows [describe in detail the class of employees entitled to Supplemental Credits, either by name or by category(ies) of employment]:

In the event of a short Plan Year, the requisite one-half Year of Service, if any, will be proportionately reduced.

6   Vesting and Forfeiture of Benefits

Vesting (Plan §5.4, 5.5)	Each Participant shall be Vested in his or her Account attributable to Matching Credits or Supplemental Credits (if any) as follows [check one]:

The portion of a Participant’s account that consists of Employee Deferrals is always 100% nonforfeitable (or “Vested”).	A.	All Matching Credits and/or Supplemental Credits will be 100% Vested at all times.

B.
Matching Credits and/or Supplemental Credits will be Vested according to the following schedule, based on Years of Service with the Employer (as defined in Plan Section 2.23) [complete the first and last lines and as many of the other lines as necessary]:

If your plan allows Matching Credits or Supplemental Credits, you may provide that all Credits are 100% Vested at all times, or you may choose to require a certain number of Years of Service before Credits are Vested.  The same Vesting schedule must apply to both Matching Credits and Supplemental Credits.

Years of Service Percent Vested

Less than ______3 0%

At least 3______ but less than ______: 100%

At least ______ but less than ______: ______%

At least ______ but less than ______: ______%

At least ______ but less than ______: ______%

At least ______ but less than ______: ______%

At least ______ but less than ______: ______%

At least ______ but less than ______: ______%

________ or more 100%

Acceleration of Vesting in Certain Circumstances (Plan §5.4)	C.	Special Vesting Rules. Notwithstanding any vesting schedule set forth in B., a Participant will become 100% Vested in his or her Account, if … [check all that apply and complete as necessary]:

The Plan can provide that a Participant’s Account becomes 100% Vested, regardless of any other Vesting rules, upon the happening of any of the optional events you choose.	1.	… the Participant’s employment with the Employer is terminated due to death or Disability.

	2.	… the Participant reaches age 65 and completes _______ Years of Service (and is still employed).

If you choose the accelerated Vesting rule under C.3, you must provide a definition of “Cause.”	3.	… the Participant’s employment is terminated by the Employer without Cause, defined as follows [describe in detail – use addendum if necessary]:

	4.	… the Participant’s participation in the Plan is terminated by the Plan Administrator pursuant to Section 3.3 of the Plan.

SECTION CONTINUED ON NEXT PAGE

Acceleration of Vesting in Certain Circumstances (continued) . . .	5.	… there is a Change of Control, defined as follows [describe in detail – use addendum if necessary]:
		See Addendum
If you choose the accelerated Vesting rule under C.5, you must provide a definition of “Change of Control.”

	6.	… the following event(s) occur(s) [describe in detail – use addendum if necessary]:

	7.	… the Plan is terminated pursuant to Plan §8.2.

Forfeiture of All or Part of Benefits for Criminal Acts, Disloyalty, Etc. (Plan §5.6)	D.
Notwithstanding any other Vesting provision set forth in this Section 6, a Participant will forfeit the following portion of his or her Account attributable to Matching Credits and/or Supplemental Credits, if any of the events specified below has occurred with respect to the Participant, as determined by the Plan Administrator in its sole discretion:

You can provide that a Participant will lose all or a portion of his or her benefits (even Vested benefits), other than Employee Deferrals, if he or she commits any of the wrongful acts set forth in this section.
		The Participant will forfeit this percentage of his or her Vested Account	… if the Plan Administrator determines in its sole discretion that the following event has occurred:

		_______ %	any event defined as “Cause” in 6.C.3, above.

		_______ %	the Participant’s is employed by a competitor of the Employer within 12 months after his or her termination of employment with the Employer.

		_______ %	Other [specify in detail – use addendum if necessary]:

7   Payments of Benefits

Date Payments Commence. (Plan §6.1)	A.	Distributions of benefits under the Plan shall commence [check one and complete as necessary]:

Choose when the payment of benefits will be made.		1.	… as soon as practicable following the Participant’s termination of employment.

		2.	… as soon as practicable after the end of the Plan Year in which the Participant’s termination of employment occurred.

		3.	… on a date chosen by the Participant when he or she chooses the form of payment, but commencing no later than ______ years following the Participant’s termination of employment.

[Check if applicable]:

In addition, distributions of benefits under the Plan shall commence as soon as practicable after the occurrence of a Change of Control, as defined in Section 6.C.5.

Form of Payments (Plan §6.3)	B.	The form(s) of distribution of benefits under the Plan shall be … [check one]:

Indicate whether benefit payments will be available only in a single lump sum, or whether Participants will be allowed to elect between a lump sum and installment payments. You may also choose to limit the term of any installment payments.		1.	… a single lump sum.

		2.
… at the election of the Participant, either (a) a single lump-sum; (b) installments over a fixed period; (c) installments of a fixed dollar amount, or (d) a combination of lump sum and installment payments, as elected by the Participant in a manner prescribed by the Plan Administrator, and … [check if applicable]:

… no installment payout period exceeding a period of _______ years may be elected, and no installment payment dollar amount may be elected if it is deemed likely to result in a payment period in excess of the period of years specified above, as determined by the Plan Administrator in its sole discretion.

Timing of Participant Election (Plan §6.4)	C.
If a Participant selects a form of benefit and/or a date of commencement of benefit payments under A.3 and B.2, above, such selection will be made at the time the Participant first becomes eligible for the Plan, and … [check one]:

If the Plan allows Participants to elect the timing and/or form of benefit payments (under A.3 and B.2, above), indicate whether such elections will be irrevocable, or whether Participants will be able to change those elections at a later time. Please consult an attorney or other expert as to the possible “constructive receipt” consequences of allowing Participants to change payment elections.		1.	… such election will be irrevocable and shall apply to all amounts payable under the Plan.

		2.
… the Participant may later elect a different payment form and date for commencement of payments, to apply to all amounts payable under the Plan.  Any such new election will not be effective until … [complete]:

			X [at least 6] months after the new election is made.

Payments to Beneficiaries (Plan §§2.4, 6.7)	D.	If a Participant dies before receiving payment of all amounts credited to his or her Account, any amounts payable to the Participant’s Beneficiary … [check one]:

Indicate the form and timing of payment to a Beneficiary if a Participant dies while still entitled to payments from the Plan.		1.	… will be paid to the Beneficiary in a lump sum, as soon as practicable after the Participant’s death.

		2.	… will be paid to the Beneficiary according to the form of payment and commencement date election then in effect for the Participant.

Withdrawals Due to Emergency Financial Need (Plan §6.5)	E.	If a Participant has a severe financial emergency, he or she … [check one]:
may may not

Indicate whether the Plan will permit early withdrawal of amounts by a Participant who demonstrates a special need or hardship due to “severe financial emergency.”
… apply to the Plan Administrator for a cash distribution from the Plan, not to exceed the total in his or her vested Account under the Plan, and not to exceed the amount necessary to alleviate such emergency (including amounts necessary to pay any federal, state or local income taxes reasonably anticipated to result from the distribution).

Withdrawals due to “severe financial emergency” will be made first from the portion of the Participant’s Account that is attributable to Employee Deferrals, then proportionally from any other Credits.

Execution

Choice of State Law	The Plan will be construed and administered in accordance with the laws of the State or Commonwealth of …
Pennsylvania, to the extent that such laws are not preempted by the laws of the United States of America.

PLEASE NOTE:  This Adoption Agreement and the accompanying Basic Plan Document for the Putnam Executive Deferred Compensation Plan are intended to assist you in developing documentation for a nonqualified deferred compensation plan.  However, the rules governing nonqualified deferred compensation plans are complex.  This document is not intended to reflect all possible plan provisions or to meet all deferred compensation goals.  You should consult with an attorney or other expert advisor as to the most appropriate plan design to meet your organization’s goals and as to the legal and financial impact of the plan on your organization.  In using this document, you acknowledge that it has not been reviewed or approved by the Internal Revenue Service, and that Putnam Investments is not providing legal or tax advice by making this document available or by providing recordkeeping, administrative or trustee services with respect to the plan.

Execution by Lead Employer

Also obtain and execute the appropriate Board of Directors resolution(s).	IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed by its officer, thereunto duly authorized, as of the Effective Date specified above.

			By:	/s/ Steven L. Winokur

Officer’s Signature

Print Name/Title: Steven L. Winokur

Executive Vice President - Finance, Chief Financial Officer and Chief Operating Officer - Shared Services

	Dated:	December 30, 2004

Adoption By a Participating Employer

Execution by Participating Employer	The undersigned employer, an entity affiliated with the Lead Employer, hereby adopts the Plan, as established by the Lead Employer, and agrees to be a “Participating Employer” under the Plan.

Affiliates of the Lead Employer are permitted to adopt the Plan, pursuant to Sections 1.1 and 2.13 of the Plan, with the consent of the Lead Employer.  Please execute a separate copy of this page for each Participating Employer that adopts the Plan.

	By:	/s/ Rick Palmer

Officer’s Signature

Print Name/Title: Rick Palmer

Senior Vice President and Chief Financial Officer

NCO Portfolio Management

Name of Participating Employer

Consent of the Lead Employer	The Lead Employer hereby consents to the adoption of the Plan, pursuant to Sections 1.1 and 2.13 of the Plan, by the affiliated employer named above.

			By:	/s/ Steven L. Winokur

Officer’s Signature

Print Name/Title: Steven L Winokur

Executive Vice President - Finance, Chief Financial Officer and Chief Operating Officer - Shared Services

	Dated:	December 30, 2004

Execution by Participating Employer	The undersigned employer, an entity affiliated with the Lead Employer, hereby adopts the Plan, as established by the Lead Employer, and agrees to be a “Participating Employer” under the Plan.

Affiliates of the Lead Employer are permitted to adopt the Plan, pursuant to Sections 1.1 and 2.13 of the Plan, with the consent of the Lead Employer.  Please execute a separate copy of this page for each Participating Employer that adopts the Plan.
			By:	/s/ Steven L. Winokur

Officer’s Signature

Print Name/Title: Steven L Winokur
CFO

RMH

Name of Participating Employer

Consent of the Lead Employer	The Lead Employer hereby consents to the adoption of the Plan, pursuant to Sections 1.1 and 2.13 of the Plan, by the affiliated employer named above.

			By:	/s/ Steven L. Winokur

Officer’s Signature

Print Name/Title: Steven L Winokur

Executive Vice President - Finance, Chief Financial Officer and Chief Operating Officer - Shared Services

	Dated:	December 30, 2004

[Use an additional copy of this sheet for each
other Participating Employer.]

For Purposes of this Trust, Change of Control shall mean: (i) the acquisition of the power to direct or cause the direction of, the management and policies of NCO by a Person (not previously possessing such power), acting alone or in conjunction with others, whether through the ownership of Stock, by contract or otherwise, (ii) the acquisition, directly or indirectly, or the power to vote 35% or more of the outstanding Stock by a Person or Persons 9other than a person possessing such power on the date this Trust Agreement becomes effective or NCO or an employee benefit plan established and maintained by NCO), where, for purposes of this definition, customary agreements with or between underwriters and selling group members with respect to bona fide public offering of Stock shall be disregarded, (iii) the approval by stockholders of the Company and consummation of a merger, consolidation or reorganization involving the Company, and as a result of such merger, consolidation or reorganization less than a majority or the combined voting power of the then outstanding securities of such corporation, person or entity immediately prior to such transaction, (iv) the Company sells or otherwise transfers all or substantially all of its assets to any other corporation, person or entity, and less than a majority of the combined voting power of the then outstanding securities of such corporation, person or entity immediately after such sale or transfer is held in the aggregate by the holders of voting stock of the Company immediately prior to such sale or transfer or (v) a complete liquidation or dissolution of the Company.